Johnson Rice & Company L.L.C.
Energy Conference
October 5 - 7, 2010
New Orleans
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

ABRAXAS

Sheridan
Divide
Roosevelt
Williams
McKenzie
Dawson

LEGEND:
Bakken producers
Bakken permits
EXISTING ABRAXAS WELLS
(VARIOUS FORMATIONS):
Abraxas operated wells

Abraxas non-operated wells
Bakken (Industry)
Montana   North Dakota
EOG, WLL:
Parshall &
Sanish
CTL, MRO, DNR:
Nesson
Anticline
XOM:
Elm
Coulee
WLL:
Lewis &
Clark
BEXP:
Rough
Rider

20,000 net acres+

17% average WI

Sheridan
Divide
Roosevelt
Williams
McKenzie
Dawson

Bakken producers   Abraxas operated wells

Bakken permits Abraxas non-operated wells
Bakken (AXAS)
(WI range of 2 - 50%)
= ~100 gross (1280 acre) units
Numerous opportunities
(operated and non-operated)
NO LEASE EXPIRATIONS - acreage
principally held by production
1ST OP WELL: w/o completion
2nd OP WELL: spud - Q4 2010
NON-OP: 10 WELLS
 1 - ORRI BPO: on production
 2 - 10% WI: on production
 3 - 2% WI: on production
 4 - 2% WI: on production
 5 - 4% WI: drilling
 6 - 4% WI: drilling
 7 - 4% WI: drilling
 8 - 4% WI: drilling
 9 - 1% WI: w/o completion
 10 - 2% WI: w/o rig
Montana   North Dakota
Nesson
2,600 net acres
Elm Coulee
440 net acres
Elkhorn Ranch
2,000 net acres
Harding
5,800 net acres
North Fork
3,200 net acres
Carter
3,200 net acres
Sheridan
3,000 net acres
3
4,9
2
1
5-8
10

300
250
200
150
100
50
0
AEZ
GEOI
BEXP
KOG
NOG
CLR
WLL
AXAS
NFX
SM
DNR
EOG
HES
MRO
XTO
MDU
STR
COP

Bakken - Net Acres per EV
Source: Pritchard Capital estimates
Net Bakken Acres per $1 Million of Enterprise Value

Eagle Ford Shale
 Blue Eagle JV:
 August 18, 2010
 AXAS - 8,333 net acres
 $25 million
 equity investment in JV
 43% oil window
 35% gas/condensate window
 22% gas window
 $50 million additional
 commitment
 Acquire acreage
 Shoot 3-D seismic
 Drill ~10 wells
 Closing: AXAS 50%
 Fully funded: AXAS 25%
 FIRST WELL - SCHEDULED
 TO SPUD OCT-2010

South Texas

gas window
oil window
PXD:
Eagle Ford Discovery
Enduring:
Eagle Ford Discovery
BE JV:
HBP acreage
PXD:
Eagle Ford Discovery
EOG:
Eagle Ford Oil
Discoveries
gas/condensate
window

~ 14,000 gross / net acres HBP

~3,800 gross (1,700 net) acres leased

******

11 producing wells / 1 SI

(7 horizontal / 5 vertical)

5 producing formations

(light gravity sweet crude)

AXAS 100% WI

******

Niobrara: 120' thick

Depth: 7,600 - 8,100'

23 sq. miles proprietary 3-D seismic data

Full-diameter core data

Niobrara Shale
 AXAS:
Converse / Niobrara
Counties, Wyoming
Sage Grouse 3H
Niobrara Producer
CUM Oil: 25 MBO
EUR: 50 MBO
HBP
Expires 2012+

Canada - Pekisko
 CANAXAS
 ******
 Alberta - Pekisko fairway
 ******
 Horizontal development of
 conventional vertical fields
 ******
 Drill 2 wells to earn
 6,400 gross / net acres
 CANAXAS 100% WI
 1st - producing
 2nd - completing
 ******
 Vertical depth: 5,400’
  Target lateral length:
 4,000’
  Medium gravity crude
Pekisko Fairway

ABRAXAS

TEV / Proved Boe

$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-

TEV / Boepd

$195,000
$175,000
$155,000
$135,000
$115,000
$95,000
$75,000
$55,000
$35,000
$15,000

Peer Group Analysis
Source: Company filings with the SEC and market capitalization on August 12, 2010

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, FXEN, GDP, GEOI, GMET, GMXR, GPOR,
 GPR, GST, GSX, KOG, MCF, MHR, NGAS, NOG, PETD, PHX, PINN, PQ, RAME, REXX, SGY, VQ, WRES)
27% undervalued compared to E&P in analysis
Mean equates to an AXAS share price of:
$4.31
Mean equates to an AXAS share price of:
$4.60
30% undervalued compared to E&P in analysis

ABRAXAS

G&A / Boe
$20.00
$15.00
$10.00
$5.00
$-

LOE / Boe
$20.00
$15.00
$10.00
$5.00
$-

LTD / Proved Boe
$20.00
$15.00
$10.00
$5.00
$-

Peer Group Analysis
Source: Company filings with the SEC

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, FXEN, GDP, GEOI, GMET, GMXR, GPOR,
 GPR, GST, GSX, KOG, MCF, MHR, NGAS, NOG, PETD, PHX, PINN, PQ, RAME, REXX, SGY, VQ, WRES)
67% under average of E&P in analysis
8% over average of E&P in analysis
In-line with average of E&P in analysis

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Fully diluted shares outstanding: ~76 million
 ▪ ~50% institutional
 ▪ ~10% insider
 ▪ Current average trading volume: ~500,000 shares per day
 ▪ Market capitalization: ~$200 million
 ▪ Total long-term debt: ~$135 million
 ▪ Re-paid term loan portion (March-10)
 ▪ High quality assets
 ▪ Unparalleled upside opportunities
 ▪ Significant hedge position
 ▪ 2010 Guidance:
 ▪ Production: 1.7 - 2.0 MMBoe
 ▪ EBITDA: $38 - 45 Million
 ▪ CapEx: $30 Million

AXAS Hedges
	2H 2010	2011	2012	2013	AVE. **
OIL - weighted average price	73.28	81.33	70.89	80.79	75.69
% OIL PDP *	79%	84%	84%	69%

GAS - weighted average price	5.73	6.52	6.77	6.84	6.69
% GAS PDP *	77%	82%	81%	66%
* As of December 31, 2009
** Volume Weighted Average of 2011 - 2013
 NYMEX-based fixed price swaps:

Operational Highlights
➢ Predictable, long-lived production
 ▪ R/P ratio of 15.3 years
 ▪ Conventional and unconventional reservoirs
➢ 1,828 gross (405 net) producing wells: average working interest 22%
 ▪ ~690 gross (250 net) wells/units comprise top 90% by PV
➢ Substantial inventory: 152 proved undeveloped locations
 ▪ Numerous additional identified locations
➢ 307,625 gross (160,542 net) acres
 ▪ No material lease expiry issues or drilling commitments
➢ Operational control - over 80% of PV10
 ▪ Over 30 years of operational history
 ▪ Efficient, low-cost operator
 ▪ Long history of drilling success
Net proved reserves and R/P ratio as of December 31, 2009
Well count and acreage as of December 31, 2009

ND
SD
MT
WY
CO
UT
TX
OK
AR
LA
Proved Reserves (MMBoe): 24.9
 - Proved Developed: 56%
 - Gas/Oil %:   65/35%
 - Operated: 82%
Abraxas Petroleum Corporation
Net proved reserves as of December 31, 2009
Bakken / Three Forks
Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play
High Quality Assets
Alberta

Coast
36%
Mountain
29%
Mid-
Continent
13%

Coast
26%
Mountain
25%
Mid-
Continent
17%
Permian

Reserve / Production Summary
Proved Reserves - 24.9 MMBoe
Production - 4,065 Boepd
Net proved reserves as of December 31, 2009
Daily net production for the quarter ended June 30, 2010
Rocky
Permian
Basin
22%
Gulf
Rocky
Basin
32%
Gulf

YE 2008 Proved Reserves: 25.1 MMBOE
Production*: -1.7 MMBOE
Discoveries: +3.7 MMBOE
Price Revisions: +2.0 MMBOE
Performance Revisions: +2.7 MMBOE
SEC Rule Revisions: -6.9 MMBOE
YE 2009 Proved Reserves: 24.9 MMBOE
F&D $14.43 / BOE
F&D $2.48 / BOE

AXAS Reserves
* Includes 0.05 MMBOE of divestitures

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Bakken/Three Forks, North Dakota
 • 2 horizontal oil wells
 • 1st well - w/o completion
 • 2nd well - spud: Q4 2010
 • AXAS ~60-70% WI
West Texas
 • 2 oil wells (1 vertical / 1 horizontal)
 • Spud: Q4 2010
 • AXAS 100%
Bakken/Three Forks, North Dakota • Continental operated • Drilling • ECO-Pad ™ • 4 wells (2-Bakken, 2-TF) • AXAS 4% WI
South Texas • 1 horizontal liquids-rich gas well • Drilling • AXAS 100%	• Continental operated • W/O Completion • 1 well (Bakken) • AXAS 1% WI
Eagle Ford, South Texas • First horizontal well • Spud: Q4 2010 • Blue Eagle JV 100% (AXAS 50%)
Canada • 2 horizontal oil wells • 1st well - producing • 2nd well - completing • CANAXAS 100%

Business Plan
 ▪ Bakken - Prudence
 ▪ Eagle Ford - Acceleration with JV
 ▪ Non-core asset sales: >$40 MM - principally non-op
 ▪ Pay down debt
 ▪ Accelerate CapEx: 1/2 of sales above $10 MM
 ▪ Target 50/50 oil/gas production mix by end of 2010
 ▪ Target greater than 90% operated by end of 2010
 ▪ NOL preservation
 ▪ Increase investor interest
 ▪ Increase analyst coverage
 ▪ 4 new equity analyst since year-end ‘09

NASDAQ: AXAS

Appendix

Rocky Mountain
➢ 7.2 MMBoe of proved reserves
➢ 63% proved developed
➢ 82% crude oil
➢ 1,037 Boepd of production
➢ 19.0 R/P ratio
➢ 900 gross (110 net) producing wells
➢ 66 PUD locations
➢ 90,362 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Unita Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Medicine Pole Hills Unit
Bowman Co., ND
3 PUD
Red River B: 9,350’
Operator: Continental
Natural Buttes Field
(Chapita Wells Unit)
Uintah Co., UT
27 PUD
Wasatch: 7,000’
Operator: EOG Resources
Cow Hollow Field
Lincoln Co., WY
8 PUD
Frontier: 11,000’
Operator: Kerr-McGee
Bakken Play / Three Forks / Sanish
Area of Operations
Overview
Roosevelt Field
Billings Co., ND
3 PUD
Nisku: 10,000’
Operator: Abraxas/Summit
North Fork / Nesson Fields
McKenzie / Williams Co., ND
21 PUD
Bakken: 10,000’
Operator: Abraxas
Net proved reserves, well count and acreage as of December 31, 2009
Daily net production for the quarter ended June 30, 2010

Mid-Continent
➢ 3.1 MMBoe of proved reserves
➢ 72% proved developed
➢ 84% natural gas
➢ 701 Boepd of production
➢ 12.3 R/P ratio
➢ 617 gross (89 net) producing wells
➢ 56 PUD locations
➢ 22,703 net acres
➢ Primary producing basins include:
 ▪ Anadarko Basin (Western OK)
 ▪ Arkoma Basin (Eastern OK)
 ▪ ARK-LA-TEX
➢ Granite Wash (Forest, Newfield, Cimarex) - HBP
TX
OK
AR
LA
Pittsburg County CBM
Pittsburg Co., OK
53 PUD
Hartshorne Coal: 3,000’
Operator: Chesapeake / AXAS
Area of Operations
Overview
Net proved reserves, well count and acreage as of December 31, 2009
Daily net production for the quarter ended June 30, 2010
Granite Wash
Play

Permian Basin
Permian Basin
➢ 5.6 MMBoe of proved reserves
➢ 66% proved developed
➢ 70% natural gas
➢ 1,312 Boepd of production
➢ 11.9 R/P ratio
➢ 237 gross (158 net) producing wells
➢ 13 PUD locations
➢ 36,064 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
➢ Barnett / Woodford Shale - fee minerals
TX
Oates SW
Pecos Co., TX
1 PUD
Devonian: 14,000’
Operator: Abraxas
ROC Complex
Ward Co., TX
2 PUD
Devonian: 13,000’
Montoya: 14,000’
Operator: Abraxas
Area of Operations
Overview
Beulah Coleman
Midland Co., TX
8 PUD
Wolfberry: 9,000’
Devonian: 11,500’
Operator: Abraxas
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves, well count and acreage as of December 31, 2009
Daily net production for the quarter ended June 30, 2010

Gulf Coast
Gulf Coast
➢ 9.0 MMBoe of proved reserves
➢ 38% proved developed
➢ 91% natural gas
➢ 1,015 Boepd of production
➢ 24.5 R/P ratio
➢ 74 gross (48 net) producing wells
➢ 17 PUD locations
➢ 11,414 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
➢ Eagle Ford Shale JV
TX
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
11 PUD (3 PDNP)
Edwards: 13,500’
Operator: Abraxas
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves, well count and acreage as of December 31, 2009
Daily net production for the quarter ended June 30, 2010

NASDAQ: AXAS